UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 6, 2005
Crowley Maritime Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-49717	94-3148464
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

155 Grand Avenue, Oakland, California	94612
(Address of principal executive offices)	(Zip Code)
(510) 251-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.11: AMENDMENT NO. 8 TO PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On September 6, 2005, Crowley Marine Services, Inc. (“CMS”), a subsidiary of Crowley Maritime Corporation (the “Company”), completed the acquisition from: (i) Northland Fuel LLC (“Northland”) and Yukon Fuel Company (“Yukon”) of a refined petroleum products distribution business in Alaska (the “Business”) pursuant to that Purchase Agreement (as amended, the “Purchase Agreement”) by and between CMS, Northland, Yukon and Northland Vessel Leasing Company, LLC (“NVLC”) entered into as of July 9, 2004; (ii) NVLC of certain barges and other vessels used in the Business pursuant to the Purchase Agreement; and (iii) Yutana Barge Lines, LLC (“Yutana”) of certain assets used in the Business pursuant to that Asset Purchase Agreement between CMS and Yutana entered into as of July 9, 2004 (as amended, the “Asset Purchase Agreement”).
     The assets which CMS has acquired pursuant to the Purchase Agreement consist of a number of storage tanks, distribution centers, gas stations, vehicles, real estate, office space, inventory, barges and other assets required to conduct the Business. The assets which CMS has acquired pursuant to the Asset Purchase Agreement consist of a number of barges, contracts and other assets required for the Business. In accordance with the terms and conditions of a Consent Decree with the State of Alaska, the Company has agreed, among other things, to divest itself: (a) of two sets of tugs and barges which are fit for use in Western Alaska; and (b) through a lease, of four million gallons of fuel storage capacity in Bethel, Alaska.
     The consideration paid by CMS to acquire the assets subject to the Purchase Agreement and the Asset Purchase Agreement consists of cash payments in the amount of: (a) $52,200,000 paid pursuant to the Purchase Agreement; and (b)$39,320,878, which equals the net working capital (including payment for fuel inventory) as determined in accordance with the Purchase Agreement and the Asset Purchase Agreement. Included in the amounts set forth above is $4,250,000 which has been placed in escrow as security for certain financial contingencies. After any adjustments for properly noticed unpaid or contested amounts and the final working capital calculations, this amount will be released by CMS pursuant to the escrow agreement.
Item 7.01. Regulation FD Disclosure.
     On September 7, 2005, the Company issued a press release announcing that it has acquired the Alaska based fuel distribution business of Northland Fuel LLC and Yukon Fuel Company, certain assets of Northland Vessel Leasing Company, LLC, the stock of Service Oil and Gas, Inc. and certain barges and other vessels owned by Yutana Barge Lines, LLC. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.
The information in this Item 7.01 and the Exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The financial statements contemplated by Item 9.01 are not included in this report. Pursuant to Item 9.01(a)(4), the Company will file, by amendment, the financial statements required by Item 9.01 within 71 days after the date of this report.
(b) Pro forma financial information.
Pursuant to Item 9(b)(2) and Item 9(a)(4), the Company will file, by amendment, the required pro forma financial information within 71 days after the date of this report.
(c) Exhibits.

2.2	Purchase and Sale of the Fuel Business of Northland Fuel LLC Purchase Agreement, dated as of July 9, 2004, between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (1) (4)

2.3	Asset Purchase Agreement dated as of July 9, 2004 by and between Yutana Barge Lines, LLC and Crowley Marine Services, Inc. (1) (4)

2.4	Amendment No. 1 to Purchase Agreement dated as of October 13, 2004, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (1)

2.5	Amendment No. 2 to Purchase Agreement dated as of November 22, 2004, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (2)

2.6	Amendment No. 3 to Purchase Agreement, dated as of January 14, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.7	Amendment No. 4 to Purchase Agreement, dated as of January 21, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.8	Amendment No. 5 to Purchase Agreement, dated as of January 28, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.9	Amendment No. 6 to Purchase Agreement, dated as of February 4, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.10	Amendment No. 7 to Purchase Agreement, dated as of February 10, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.11	Amendment No. 8 to Purchase Agreement, dated as of September 6, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (4)

99.1	Press Release issued September 7, 2005 by Crowley Maritime Corporation’

(1)	Incorporated by reference to the indicated exhibit to the Company’s Form 10-Q for the quarter ended September 30, 2004.

(2)	Incorporated by reference to the indicated exhibit to the Company’s Form 10-K for the year ended December 31, 2004.

(3)	Incorporated by reference to the indicated exhibit to the Company’s Form 10-Q for the quarter ended March 31, 2005.

(4)	The schedules to these documents have been omitted. Copies thereof will be furnished supplementally to the Securities and Exchange Commission upon request.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CROWLEY MARITIME CORPORATION

Dated: September 12, 2005	/s/ John C. Calvin
John C. Calvin
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
2.2	Purchase and Sale of the Fuel Business of Northland Fuel LLC Purchase Agreement, dated as of July 9, 2004, between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (1) (4)

2.3	Asset Purchase Agreement dated as of July 9, 2004 by and between Yutana Barge Lines, LLC and Crowley Marine Services, Inc. (1) (4)

2.4	Amendment No. 1 to Purchase Agreement dated as of October 13, 2004, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (1)

2.5	Amendment No. 2 to Purchase Agreement dated as of November 22, 2004, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (2)

2.6	Amendment No. 3 to Purchase Agreement, dated as of January 14, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.7	Amendment No. 4 to Purchase Agreement, dated as of January 21, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.8	Amendment No. 5 to Purchase Agreement, dated as of January 28, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.9	Amendment No. 6 to Purchase Agreement, dated as of February 4, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.10	Amendment No. 7 to Purchase Agreement, dated as of February 10, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (3)

2.11	Amendment No. 8 to Purchase Agreement, dated as of September 6, 2005, by and between Crowley Marine Services, Inc., Northland Fuel LLC, Yukon Fuel Company and Northland Vessel Leasing Company LLC (4)

99.1	Press Release issued September 7, 2005 by Crowley Maritime Corporation

(1)	Incorporated by reference to the indicated exhibit to the Company’s Form 10-Q for the quarter ended September 30, 2004.

(2)	Incorporated by reference to the indicated exhibit to the Company’s Form 10-K for the year ended December 31, 2004.

(3)	Incorporated by reference to the indicated exhibit to the Company’s Form 10-Q for the quarter ended March 31, 2005.

(4)	The schedules to these documents have been omitted. Copies thereof will be furnished supplementally to the Securities and Exchange Commission upon request.

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